Exhibit 23.1




          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

             We have issued our report dated November 5, 2003

             accompanying the consolidated financial statements included in the Annual Report of J&J Snack Foods Corp. on Form 10-K

             for the fiscal year ended September 27, 2003 which is

             incorporated by reference in this Registration Statement.

             We consent to the incorporation by reference in the

             Registration Statement of the aforementioned report.

              /s/GRANT THORNTON LLP

             Philadelphia, Pennsylvania

             December 18, 2003




















                                                  -30-